UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On September 15, 2025, Barfresh Food Group, Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreement for the acquisition of all of the issued and outstanding capital stock of Arps Dairy, Inc., an Ohio corporation (“Arps”) in consideration for repayment of approximately $1.6 million of certain existing debt of Arps, including an asset-based revolving facility.

Arps, which currently operates a dairy processing facility in Defiance, Ohio, had commenced construction on a 44,000-square foot new facility but was unable to complete construction. The Company plans to complete construction and installation of the processing equipment in the new facility in 2026.

The Company has commenced manufacturing of certain of its own products at Arp’s existing facility and expects to expand production immediately upon completion of the acquisition, thereby eliminating fees previously paid to third-party manufacturers, reducing freight costs, enabling the more efficient procurement of ingredients, and lowering cold storage costs.

Consummation of the transaction is subject to several conditions, including obtaining the funds to payoff certain loans of Arps and consummation of forbearance agreement from Arps’ mortgage lender to allow the Company time to complete the construction of the new facility and refinance the $2.3 million mortgage debt.

On September 10, 2025, the Company amended its secured receivables financing facility to increase the borrowing limit to $2.5 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Item 1.01 shall be deemed to be furnished, and not filed:

2.1	Stock Purchase Agreement dated September 15, 2025

99.1	Press Release of Barfresh Food Group, Inc. dated September 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: September 18, 2025		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO